Exhibit 99.1

Northern Border
Chicago IV
Expansion Project
CS 18
CS 17
CS 16
Harper
Existing Pipeline
Compressor Stations
Future Compressor
Stations
• 220 MMcf/d of additional capacity
 from Harper, Iowa to Manhattan
• Binding Open Season Results:
 • Excess of 220 MMcfd
 • Terms ranging from 10 - 11
 years
 • Subject to Contingencies
 • 9/12 Upstream Pipeline &
 Mgmt Approval
 • 11/3 Reduction Rights
 via ROFR/Cap Release
• Expansion requirements include:
 • Installing a new 16,000 HP
 compressor (CS15)
 • MAOP Upgrade
 • Re-Wheeling at CS 14, 16, 18
• Estimated cost $97 million
• Proposed in-service November 2010
MN
WI
IN
MI
IL
IA
MO
CS 14
CS 15
Manhattan
Chicago